CERTIFICATION
Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Arrow-Magnolia International, Inc. ("Arrow"), that, to his knowledge, the Quarterly Report of Arrow on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Arrow.


Date:  November 14,  2002                 By:  /s/ Mark Kenner
                                             ---------------------------------
                                             Mark Kenner, Chairman and Chief
                                                  Executive Officer



Date:  November 14, 2002	          By:  /s/ Fred Kenner
                                             -----------------------------------
                                             Fred Kenner, President and
                                                  Chief Financial Officer